UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2025

The Beachbody Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39735	85-3222090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Continental Blvd Suite 400
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 883-9000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BODI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 20, 2025, The Beachbody Company, Inc. (the “Company”), acting pursuant to authorization from its Board of Directors, provided notice to the New York Stock Exchange (the “NYSE”) that it intends to voluntarily withdraw the listing of its Class A common stock, par value $0.0001 per share (the “common stock”) from the NYSE and transfer the listing of its common stock to the Nasdaq Capital Market (the “Nasdaq”). The Nasdaq has approved such listing. The Company expects the listing and trading of its common stock on the NYSE to cease at the close of trading on September 2, 2025. The Company expects the common stock to begin trading on the Nasdaq on September 3, 2025. The common stock will continue to trade under the symbol “BODI”.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release on August 20, 2025 announcing the transfer of the listing of its common stock from the NYSE to Nasdaq. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01, including Exhibit 99.1, of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 20, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Beachbody Company, Inc.

Date: August 20, 2025	By:	/s/ Jonathan Gelfand
Jonathan Gelfand Executive Vice President, Business & Legal Affairs, Corporate Secretary